John Hancock Investment Trust

Supplement dated November 15, 2016 to the current prospectus, as may be supplemented

John Hancock Seaport Fund (the fund)

The following information supplements the portfolio manager information in the “Fund summary” under the heading “Portfolio management” and in the “Fund details” under the heading “Subadvisor”:

Effective January 1, 2017 (the effective date), Michael T. Carmen, CFA, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Carmen as a portfolio manager of the fund will be removed from the prospectus. Messrs. Nicholas C. Adams, Steven C. Angeli, CFA, John F. Averill, CFA, Robert L. Deresiewicz, Bruce L. Glazer, Andrew R. Heiskell, Mark T. Lynch, Kirk J. Mayer,CFA and Keith E. White, and Mses. Jennifer N. Berg, CFA, Ann C. Gallo and Jean M. Hynes, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated November 15, 2016 to the current Statement of Additional Information (“SAI”), as may be supplemented

John Hancock Seaport Fund (the fund)

Effective January 1, 2017 (the effective date), Michael T. Carmen, CFA, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Carmen as a portfolio manager of the fund will be removed from the SAI and its Appendices. Messrs. Nicholas C. Adams, Steven C. Angeli, CFA, John F. Averill, CFA, Robert L. Deresiewicz, Bruce L. Glazer, Andrew R. Heiskell, Mark T. Lynch, Kirk J. Mayer, CFA and Keith E. White, and Mses. Jennifer N. Berg, CFA, Ann C. Gallo and Jean M. Hynes, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the SAI and retain it for future reference.